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                                                                   EXHIBIT 10.47

SILICON VALLEY BANK


                          AMENDMENT TO LOAN DOCUMENTS


BORROWER:      PIVOTAL CORPORATION, A BRITISH COLUMBIA CORPORATION ("PARENT");
               AND PIVOTAL CORPORATION, A WASHINGTON CORPORATION ("PIVOTAL US")

ADDRESS:       858 BEATTY STREET, SUITE 700
               VANCOUVER, BRITISH COLUMBIA, CANADA  V6B 1C1

DATE:          AUGUST 30, 2003

         THIS AMENDMENT TO LOAN DOCUMENTS (THIS "AMENDMENT") is entered into between SILICON VALLEY BANK ("Silicon"), whose main address is 3003 Tasman Drive, Santa Clara, California 95054 (and with an office at 4110 Carillon Point, Kirkland, Washington 98033), and the borrower(s) named above (individually and collectively, and jointly and severally, the "Borrower"), whose chief executive office is located at the above address ("Borrower's Address").

         Silicon and Borrower agree to amend the Loan and Security Agreement between them, dated as of December 30, 2002 (as amended, restated, supplemented, or otherwise modified from time to time, the "Loan Agreement") and any and all documents, instruments and agreements relating thereto (collectively, the "Loan Documents"), all as set forth herein. (Capitalized terms used but not defined in this Amendment, shall have the meanings set forth in the Loan Agreement.)

1. VIOLATION OF MINIMUM QUALIFYING CASH FINANCIAL COVENANT; CSL PROVISIONS IN EFFECT. Borrower and Bank hereby acknowledge and agree that: (a) Pivotal US failed to maintain at all times the minimum Qualifying Cash on deposit in Deposit Accounts of Pivotal US maintained with Silicon required under Section 5 of the Schedule to Loan Agreement; (b) such violation of the minimum Qualifying Cash financial covenant constitutes the "Qualifying Cash CSL Provisions Trigger"; and (c) accordingly, the CSL Provisions are effective.

2.       AMENDMENTS TO LOAN AGREEMENT.

         (a) The portion of Section 1 of the Schedule to Loan Agreement that currently reads:

               1.   CREDIT LIMIT

                    (Section 1.1):     The Credit Limit equals: (a) so long as
                                       the ABL Provisions are not in effect, an amount

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Silicon Valley Bank                                  Amendment to Loan Documents
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                                       not to exceed at any one time outstanding
                                       the result of (i) $7,000,000 (the
                                       "Maximum Credit Limit"), minus (ii) the
                                       sum of (y) the amount of all outstanding
                                       Letters of Credit (including drawn but
                                       unreimbursed Letters of Credit) and (z)
                                       the FX Reserve; and (b) upon the
                                       occurrence of the ABL Provisions Trigger and so long as the ABL Provisions are in effect, an amount not to exceed the result of (i) the lesser of (y) the Maximum Credit Limit and (z) the sum of
                                       (1) 80% (the "Advance Rate") of the
                                       amount of Borrower's Eligible Accounts
                                       (as defined in Section 8 above) and (2)
                                       the amount of Restricted Pledged Cash (if any) of Borrower, minus (ii) the sum of
                                       (y) the amount of all outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit) and (z) the FX Reserve. The foregoing clause (b) is an ABL Provision.

, hereby is amended and restated in its entirety to read as follows:

               1.   CREDIT LIMIT

                    (Section 1.1):     The Credit Limit equals: (a) so long as
                                       the ABL Provisions are not in effect, an amount not to exceed at any one time outstanding the result of (i) the Maximum
                                       Credit Limit (as defined below), minus
                                       (ii) the sum of (y) the amount of all
                                       outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit) and (z) the FX Reserve; and (b) upon the occurrence of the ABL Provisions Trigger and so long as the ABL Provisions are in effect, an amount not to exceed the result of (i) the lesser of (y) the Maximum Credit Limit and (z) the sum of
                                       (1) 80% (the "Advance Rate") of the
                                       amount of Borrower's Eligible Accounts
                                       (as defined in Section 8 above) and (2)
                                       the amount of Restricted Pledged Cash (if any) of Borrower, minus (ii) the sum of
                                       (y) the amount of all outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit) and (z) the FX Reserve. The

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Silicon Valley Bank                                  Amendment to Loan Documents
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                                       foregoing clause (b) is an ABL Provision.
                                       As used herein, the term "Maximum Credit
                                       Limit" means, as of any date of
                                       determination: (a) $7,000,000, with
                                       respect to any date of determination
                                       before September 30, 2003; and (b)
                                       $6,000,000, with respect to any date of
                                       determination on or after September 30,
                                       2003.



         (b) The portion of Section 1 of the Schedule to Loan Agreement that currently reads:

                    LETTER OF CREDIT SUBLIMIT

                    (Section 1.6):     $7,000,000 (subject to all provisions in
                                       this Section 1 of this Schedule relative to the Credit Limit).

, hereby is amended and restated in its entirety to read as follows:

                    LETTER OF CREDIT SUBLIMIT

                    (Section 1.6):     Subject to all provisions in this Section
                                       1 of this Schedule relative to the Credit
                                       Limit, the Letter of Credit Sublimit
                                       shall be, as of any date of
                                       determination: (a) $7,000,000, with
                                       respect to any date of determination
                                       before September 30, 2003; and (b)
                                       $6,000,000, with respect to any date of
                                       determination on or after September 30,
                                       2003.

         (c) The portion of Section 5 of the Schedule to Loan Agreement that currently reads:

                    MINIMUM QUALIFYING
                    CASH: Without limiting the generality of the first sentence of Section 8(1) of this Schedule, Pivotal US shall, at all times, maintain Qualifying Cash on deposit in Deposit Accounts of Pivotal US maintained with Silicon in an amount not less than:
                                       (a) so long as the CSL Provisions are not in effect, the Required Deposit Amount plus the Supplemental Required Deposit Amount; and (b) so long as the CSL Provisions are in

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Silicon Valley Bank                                  Amendment to Loan Documents
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                                       effect, the Reduced Required Deposit
                                       Amount plus the Supplemental Required
                                       Deposit Amount. As used herein, the term
                                       "Required Deposit Amount" means
                                       $9,500,000. As used herein, the term
                                       "Reduced Required Deposit Amount" means
                                       $3,000,000. As used herein, the term
                                       "Qualifying Cash" means Restricted
                                       Pledged Cash of Pivotal US or
                                       unrestricted cash of Pivotal US, in each case, which shall not directly or indirectly be funded from Loans or other extensions of credit by Silicon, and which at all times shall be subject to Silicon's first-priority perfected security interest but not encumbered by any other lien. As used herein, the term "Supplemental Required Deposit Amount" means, as of any date of determination, an amount equal to: (i) until such time (if ever) that Silicon receives all items required under clauses (a) and (b) of
                                       Section 8(7) of this Schedule,
                                       $1,000,000; and (b) thereafter, $-0-.

, hereby is amended and restated in its entirety to read as follows:

                    MINIMUM QUALIFYING
                    CASH: Without limiting the generality of the first sentence of Section 8(1) of this Schedule, Pivotal US shall, at all times, maintain Qualifying Cash on deposit in Deposit Accounts of Pivotal US maintained with Silicon in an amount not less than the Required Deposit Amount plus the Supplemental Required Deposit Amount As used herein, the term "Required Deposit Amount" means, as of any date of determination: (a) $9,500,000, with respect to any date of determination on or before August 15, 2003; (b) $-0-, with respect to any date of determination during the period commencing August 16, 2003 and ending September 29, 2003; and
                                       (c) $7,000,000, with respect to any date of determination from and after September 30,

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                                       2003. As used herein, the term
                                       "Qualifying Cash" means Restricted
                                       Pledged Cash of Pivotal US or
                                       unrestricted cash of Pivotal US, in each case, which shall not directly or indirectly be funded from Loans or other extensions of credit by Silicon, and which at all times shall be subject to Silicon's first-priority perfected security interest but not encumbered by any other lien. As used herein, the term "Supplemental Required Deposit Amount" means, as of any date of determination, an amount equal to: (i) until such time (if ever) that Silicon receives all items required under clauses (a) and (c) of ---
                                       Section 8(7) of this Schedule, $550,000;
                                       and (b) thereafter, $-0-.

Borrower hereby acknowledges that, as of the date of this Amendment, Silicon has not received all items required under clauses (a) and (c) of Section 8(7) of this Schedule, and that, accordingly, the Supplemental Required Deposit Amount is $550,000 as of the date of this Amendment.

         (d) The Maximum Quarterly Net Loss financial covenant set forth in
Section 5 of the Schedule to Loan Agreement hereby is amended to change the Maximum Quarterly Net Loss for the fiscal quarter ending September 30, 2003 from an amount equal to $3,000,000 to an amount equal to $2,000,000.

2. FEES. In consideration for Bank entering into this Amendment, Borrower shall pay Bank a fee of $8,250 concurrently with the execution and delivery of this Amendment, which fee shall be non-refundable and in addition to all interest and other fees payable to Bank under the Loan Documents. Bank is authorized to charge said fees to Borrower's loan account.

3. REPRESENTATIONS TRUE. Borrower represents and warrants to Silicon that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct in all material respects (except to the extent such representations may be affected by transactions permitted by the Loan Agreement, as amended hereby).

4. GENERAL PROVISIONS. This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Silicon and Borrower, and the other Loan Documents between Silicon and Borrower set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the

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Loan Agreement, and all other Loan Documents shall continue in full force and effect and the same are hereby ratified and confirmed.

[remainder of page intentionally left blank; signature page follows]




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5.       COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same document. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment.

Borrower:                                Silicon:

  PIVOTAL CORPORATION, a British           SILICON VALLEY BANK
  Columbia corporation


  By        /s/ Errol Olsen                 By   /s/ Patrick McCarthy
    -------------------------------         ------------------------------
      President or Vice President
                                           Title_____________________________

  By
    -------------------------------
     Secretary or Ass't Secretary


  PIVOTAL CORPORATION, a Washington
  corporation

  By        /s/ Errol Olsen
    --------------------------------
      President or Vice President

  By
    --------------------------------
      Secretary or Ass't Secretary


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